EXHIBIT 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE

COMPANY CONTACT: MICHAEL GARNREITER              (602) 852-9000
                 CHIEF FINANCIAL OFFICER         E-MAIL: MICHAELG@MSTREETINC.COM

MAIN STREET AND MAIN INCORPORATED
ANNOUNCES ITS 2003 FIRST QUARTER RESULTS

PHOENIX, ARIZONA, MAY 8, 2003---MAIN STREET AND MAIN INCORPORATED (NASDAQ
SYMBOL: MAIN), the world's largest franchisee of T.G.I. Friday's restaurants and the owner and operator of the Bamboo Club and the Redfish Seafood Grill and Bar restaurant concepts, today announced its operating results for the first quarter ended March 31, 2003.

For the quarter ended March 31, 2003, the company reported net income of $1.1 million, or $0.08 per diluted share, compared with net income of $1.3 million, or $0.09 per diluted share, for the comparable quarter in 2002. During the first quarter of 2003, the company recorded no income tax expense as a result of the utilization of operating loss carryforwards. In the prior year's quarter we incurred an income tax expense of 18%, our effective tax rate at that time.

The earnings decrease in 2003 from the comparable quarter in 2002 was primarily the result of soft economic conditions and the "CNN effect" of the Iraq War coverage. The company's guidance for the first quarter of 2003 was $.03 to $.05 per diluted share (which had been reduced by a pro forma tax expense of 39%, or $.03 per share). Accordingly, our pre-tax guidance was $.05 to $.08 per diluted share.

Revenue for the quarter ended March 31, 2003, was $57.6 million compared with revenue of $55.3 million for the comparable quarter in 2002. This net 4.1% increase in revenue was primarily due to the impact of new restaurants opened in 2002. For the quarter ended March 31, 2003, same-store sales decreased by 1.2%, compared with a 2.4% increase in same store sales for the comparable quarter in 2002.

Bart Brown, Chief Executive Officer, and Bill Shrader, President and COO, stated, "The economy during most of the first quarter of 2003 exhibited the same sluggish characteristics as we saw in the second half of 2002, and our results were further negatively impacted by the start of the Iraq War in March. Despite these events, we are pleased with our financial results for the quarter, which reflected our efforts to strengthen profitability in both of our key brands (T.G.I. Friday's and the Bamboo Club), and to reduce expenses with a more conservative new store development schedule. We made the decision to reduce the number of planned restaurant openings in 2003 and to cancel some leases. These factors combined to help us preserve our cash, and, along with a good level of EBITDA, allowed us to meet our debt covenants at the end of the first quarter."

Our measure of operating cash flow is known as EBITDA, which was $4.5 million in the first quarter 2003 and $4.5 million in the same quarter last year, computed as follows (in millions):

                                   QUARTER ENDED         QUARTER ENDED
                                     MARCH 2003            MARCH 2002
                                     ----------            ----------
Net Income                              $1.1                  $1.3
Add-Income taxes                          --                    .3
   -Interest expense                     1.1                   1.0
   -Depreciation                         2.2                   1.8
   -Amortization                          .1                    .1
EBITDA                                  $4.5                  $4.5

NEW STORE OPENINGS FOR 2003

As a result of the current economic and geopolitical environment, we have remained focused on a conservative approach to new store development. Specifically, we have cancelled some selected leases for sites where we have not started construction and have delayed the opening of other locations. New sites will be considered only when there is greater clarity relative to the positive progress of our economy. Consequently, the company currently expects to open four new restaurants during 2003: three Bamboo Clubs, (including Aventura Mall, in Miami, Florida, which opened in January 2003, and our newest location in Novi, Michigan, just outside of Detroit, which opened May 7, 2003) and one T.G.I. Friday's location in the Desert Ridge Mall, Phoenix, Arizona opening in the second quarter of 2003. The remaining Bamboo Club location will be in the Desert Ridge Mall, Phoenix, Arizona, which we plan to open in the fourth quarter of 2003.

Additional Bamboo Club sites which are in various stages of final lease negotiations, will be considered depending on the economy and the performance of our existing Bamboo Club restaurants.

NEW BOARD MEMBER

We are pleased to announce the addition of a new, independent board member, who qualifies as a "financial expert" under the Sarbanes-Oxley Act. Kenda B. Gonzales was appointed to our board of directors and will serve on the audit committee. Kenda is currently the chief financial officer of the Apollo Group, Inc., a public company that owns and operates the University of Phoenix and related companies. John Antioco, chairman of the board, stated, "Kenda is a financially experienced professional who will allow us to have strong financial expertise in an independent board member. Her integrity and reputation are impeccable and we look forward to her considered counsel. We are very excited about her joining our board. Kenda's role will be best suited as our financial expert on the audit committee." Ms. Gonzales' board participation and responsibilities with the audit committee will begin immediately.

EARNINGS CONFERENCE CALL

As a reminder, our earnings conference call is scheduled for today, Thursday, May 8, 2003 at 5:00 pm EST. The toll free dial-in number is 1-800-299-7635 (or 1-617-786-2901 for international calls), and the participant passcode is 540917. You can visit our web site at http://www.mainandmain.com for a replay.

             MAIN STREET AND MAIN INCORPORATED AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                 (In Thousands, Except Par Value and Share Data)

                                                                      MARCH 31,     DECEMBER 30,
                                                                         2003          2002
                                                                      ---------      ---------
                                                                     (UNAUDITED)
ASSETS
Current assets:
     Cash and cash equivalents ..................................     $   4,031      $   5,621
     Accounts receivable, net ...................................         1,564          1,997
     Inventories ................................................         2,815          2,832
     Prepaid expenses ...........................................         3,301          2,104
                                                                      ---------      ---------
          Total current assets ..................................        11,711         12,554
Property and equipment, net .....................................        70,844         71,265
Other assets, net ...............................................         2,408          2,449
Goodwill, net ...................................................        22,995         22,995
Franchise area goodwill, net ....................................           934            947
Franchise fees, net .............................................         2,150          2,185
                                                                      ---------      ---------
          Total assets ..........................................     $ 111,042      $ 112,395
                                                                      =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Current portion of long-term debt ..........................     $   3,712      $   3,502
     Accounts payable ...........................................         6,944          8,073
     Other accrued liabilities ..................................        15,702         16,007
                                                                      ---------      ---------
          Total current liabilities .............................        26,358         27,582
Long-term debt, net of current portion ..........................        50,875         51,998
Other liabilities and deferred credits ..........................         3,097          3,205
                                                                      ---------      ---------
          Total liabilities .....................................        80,330         82,785
                                                                      ---------      ---------

Commitments and contingencies

Stockholders' equity:
Preferred stock, $.001 par value, 2,000,000 shares authorized; no
  shares issued and outstanding in 2003 and 2002 ................            --             --
Common stock, $.001 par value, 25,000,000 shares authorized;
  14,142,000 shares issued and outstanding in 2003
  and 2002 ......................................................            14             14
Additional paid-in capital ......................................        53,927         53,927
Accumulated deficit .............................................       (20,755)       (21,827)
Other comprehensive loss ........................................        (2,474)        (2,504)
                                                                      ---------      ---------
          Total stockholders' equity ............................        30,712         29,610
                                                                      ---------      ---------
                Total stockholders' equity and liabilities ......     $ 111,042      $ 112,395
                                                                      =========      =========

               MAIN STREET AND MAIN INCORPORATED AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In Thousands, Except Per Share Amounts)

                                                            THREE MONTHS ENDED
                                                          ----------------------
                                                               (UNAUDITED)
                                                          MARCH 31,     APRIL 1,
                                                            2003          2002
                                                           -------       -------

Revenue ............................................       $57,586       $55,329
                                                           -------       -------

Restaurant operating expenses
     Cost of sales .................................        15,858        15,183
     Payroll and benefits ..........................        17,698        17,134
     Depreciation and amortization .................         2,185         1,832
     Other operating expenses ......................        17,072        15,832
                                                           -------       -------
          Total restaurant operating expenses ......        52,813        49,981
                                                           -------       -------

Income from restaurant operations ..................         4,773         5,348

     Amortization of intangible assets .............           149            91
     General and administrative expenses ...........         2,136         2,164
     Preopening expenses ...........................           165           442
     New manager training expenses .................            98           128
                                                           -------       -------

Operating income ...................................         2,225         2,523

     Interest expense and other, net ...............         1,154           966
                                                           -------       -------

Net income before income tax .......................         1,071         1,557

    Income tax expense .............................            --           289
                                                           -------       -------

Net Income .........................................       $ 1,071       $ 1,268
                                                           =======       =======
Basic earnings per share
Net Income .........................................       $  0.08       $  0.09
                                                           =======       =======
Diluted earnings per share
Net Income .........................................       $  0.08       $  0.09
                                                           =======       =======
Weighted average number of shares outstanding
       -- Basic ....................................        14,142        14,053
                                                           =======       =======
Weighted average number of shares outstanding
       -- Diluted ..................................        14,142        14,801
                                                           =======       =======

             MAIN STREET AND MAIN INCORPORATED AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                               (In Thousands)

                                                                           THREE MONTHS ENDED
                                                                         ----------------------
                                                                              (UNAUDITED)
                                                                         March 31,     April 1,
                                                                            2003         2002
                                                                          -------      -------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income .....................................................     $ 1,071      $ 1,268
     Adjustments to reconcile net income to net cash
       provided by operating activities:
          Depreciation and amortization .............................       2,334        1,923
     Changes in assets and liabilities:
          Accounts receivable, net ..................................         433          623
          Inventories ...............................................          17          (24)
          Prepaid expenses ..........................................      (1,197)        (281)
          Other assets, net .........................................          (5)        (245)
          Accounts payable ..........................................      (1,129)      (2,533)
          Other accrued liabilities and deferred credits ............        (382)        (701)
                                                                          -------      -------
                    Cash provided by operating activities ...........       1,142           30
                                                                          -------      -------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Net additions to property and equipment ........................      (1,819)      (4,816)
                                                                          -------      -------
                    Cash used in investing activities ...............      (1,819)      (4,816)
                                                                          -------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Long-term debt borrowings ......................................          --        5,260
     Principal payments on long-term debt ...........................        (913)      (1,859)
     Proceeds received from the exercise of stock options ...........          --           26
                                                                          -------      -------
                    Cash provided (used) by financing activities ....        (913)       3,427
                                                                          -------      -------

NET CHANGE IN CASH AND CASH EQUIVALENTS .............................      (1,590)      (1,359)
CASH AND CASH EQUIVALENTS, BEGINNING ................................       5,621        9,466
                                                                          -------      -------
CASH AND CASH EQUIVALENTS, ENDING ...................................     $ 4,031      $ 8,107
                                                                          =======      =======

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION:
     Cash paid during the period for income taxes ...................           3           31
     Cash paid during the period for interest .......................     $ 1,214      $   991
                                                                          =======      =======

MAIN STREET AND MAIN INCORPORATED is the world's largest franchisee of T.G.I. Friday's restaurants, operating 60 T.G.I. Friday's, five Redfish, ten Bamboo Club, and one Cooper'stown restaurants.

This press release contains forward-looking statements regarding the Company's business strategies, business outlook, anticipated new store openings, and revenue and earnings expectations. These forward-looking statements are based primarily on the Company's expectations and are subject to a number of risks and uncertainties, some of which are beyond the Company's control. Actual results could differ materially from the forward-looking statements as a result of numerous factors, including those set forth in the Company's Form 10-K Report as filed with the Securities and Exchange Commission.